Exhibit 99.2

 ASGCT 2023 cystinosis update

 Disclaimer  2     This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys, and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. Although AVROBIO believes these third-party sources to be reliable as of the date of this presentation, they have not been independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy. or completeness of any information obtained from third-party sources. Although AVROBIO believes its internal research is reliable, such research has not been verified by any independent source.   This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. 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 ASGCT 2023 cystinosis update  3  Summary of key points  Continued positive trends across multiple biomarkers and neurocognitive measures seen in Phase 1/2 collaborator-sponsored trial  All patients remain off oral cysteamine, up to 36 months post-gene therapy  Safety and tolerability profile remains strong  Positive interactions with U.K. Medicines and Healthcare products Regulatory Agency (MHRA) and U.S. Food and Drug Administration (FDA) in Q1 2023

 Phase 1/2  Objectives  Patients  Safety and tolerability   Hypothesis generation of clinical efficacy endpoints  6 patients  Adults and adolescents  Cohorts 1-2 >18 years; Cohort 3 >14 years  Male and female  Oral and ophthalmic cysteamine  Cystinosis Phase 1/2 dosing complete  4  Clinical trial funded in part by grants to UCSD from the California Institute for Regenerative Medicine (CIRM), Cystinosis Research Foundation (CRF) and National Institutes of Health (NIH)  Collaborator-sponsored  University of California, San Diego

 VCN: Vector Copy Number; PBCs: Peripheral Blood Cells; dg: Diploid Genome  *Average of 2 drug products  Note: Patient 2 was lost to follow-up after 12 months  Drug Product VCN/dg  Patient 1  2.1  Patient 2  1.3  Patient 3  1.6  Patient 4  0.6  Patient 5  2.5  Patient 6  2.9*  VCN trending as expected, indicating sustained engraftment  CYSTINOSIS PHASE 1/2: PATIENTS 1-6  NEW DATA POINT  5

 Therapeutic range is <1.0 Half Cystine (nmol/mg protein). Measure of 1 is level of healthy heterozygote.; For Patient 1, Leukocyte Cystine Quantification was initiated at approximately week 20 ; *Patient 1: Hemolyzed sample which may potentially lead to lower results; mo=month; Note: Patient 2 was lost to follow-up after 12 months  NEW DATA   6  Sustained leukocyte cystine level reduction  CYSTINOSIS PHASE 1/2: PATIENTS 1-6  Lift updated data from next slide and put on this slide  NEW DATA POINT  *

 7  Skin and gastrointestinal mucosa cystine crystal reduction  CYSTINOSIS PHASE 1/2: PATIENTS 1-5  Rectal Biopsy  Average intracytoplasmic crystals per cell   Skin Biopsy  8.4  Put on AVRO slide in AVRO format  Note: Patient 2 was lost to follow-up after 12 months  NEW DATA POINT

 Improvement or stabilization in motor coordination and visual perception  8  The Beery – Buktenica Developmental Test of Visual Motor Integration (Beery VMI) [6th edition] is a standardized test evaluating the ability of the brain to interpret and translate visual information into an exact motor response; Patient 2 did not complete the examination  CYSTINOSIS PHASE 1/2: PATIENTS 1-5  Patient 1  Patient 3  Patient 4  Patient 5  NEW DATA POINT

 All patients continue to be oral cysteamine-independent  9  Patient #1 out 3 years  CYSTINOSIS PHASE 1/2: PATIENTS 1-6  Patient  Months off cysteamine pills and eye drops post   Ctns-rd-04 infusion   Current status  Cysteamine  Pills  Patient 1  OFF  Patient 2  Lost to follow-up  Patient 3  OFF  Patient 4  OFF  Patient 5  OFF  Patient 6  OFF  Cysteamine Eye Drops  Patient 1  OFF  Patient 2  Lost to follow-up  Patient 3  OFF  Patient 4  Was not on cysteamine eye drops prior to infusion  OFF  Patient 5  OFF  Patient 6  OFF  Note: Patients 2, 3 and 5 stopped cysteamine eye drops 1-month post-transplant (per protocol); Patient 1 stopped cysteamine eye drops prior to baseline; Data as of May 8, 2023. Patient 2 has elected not to return since the 12-month follow-up visit.   NEW DATA POINT

 eGFR: Estimated Glomerular Filtration Rate; eGFR calculated using CKD-EPI formula  Note: Patient 2 was lost to follow-up after 12 months   10  eGFR data reinforce need for early intervention  CYSTINOSIS PHASE 1/2: PATIENT 1-6  Lift updated data from next slide and put on this slide  CYSTINOSIS PHASE 1/2: PATIENTS 1-5

 No adverse events related to drug product  11  No SAEs or AEs related to drug product  AE: Adverse Event; SAE: Serious Adverse Event  No SAEs reported  Preliminary AEs reported (as of May 8, 2023)  N=46 for patient 1; N=22 for patient 2; N=8 for patient 3; N=29 for patient 4; N=37 for patient 5; N=41 for patient 6  Majority of AEs are mild or moderate  1 severe AE for subject 1  Appendicitis (resolved) – unrelated to study treatment or procedures  AEs are generally consistent with myeloablative conditioning, study procedures, underlying disease or co-morbid or pre-existing conditions:  Pre-gene therapy treatment and prior to conditioning (not all events listed)  Diarrhea, hypokalemia, hypomagnesemia, thrombocytopenia, dizziness, dehydration, vomiting, bone pain, headache  Post-treatment (not all events listed)  Pancytopenia, deep vein thrombosis, Staphylococcus sepsis, Coronavirus infection, alopecia, rash, mucositis  Intermittent: diarrhea, vomiting, loss of appetite, epistaxis, blurry vision, febrile neutropenia, hypomagnesemia, hypokalemia  No adverse events related to drug product

 ASGCT 2023 cystinosis update